UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005


                          Golden Chief Resources, Inc.


          Kansas                       0-12809                48-0846635
          ------                       -------                ----------
(State of Incorporation)      (Commission File Number) (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.01 Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

Bateman & Co., Inc., P.C. (the "Former Accountant") was dismissed on August 15, 2005 as the Company's independent auditors. Bateman & Co., Inc., P.C.'s report dated June 30, 2005, on the Company's balance sheet as of September 30, 2004, and the related statements of operations, stockholders' equity, and cash flows for the year then ended 2004, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, there were no disagreements with Bateman & Co., Inc., P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Bateman & Co., Inc., P.C. would have caused Bateman & Co., Inc., P.C. to make reference to the matter in their report. The Company has requested Bateman & Co., Inc., P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. To date the Company has not received such letter, but will forward it to the Commission by amending this Form 8-K when it is received. Malone & Bailey, PC was engaged on August 16, 2005 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended to and approved by the Board of Directors.

During the year ended September 30, 2004 and subsequent to September 30, 2004 through the date hereof, neither the Company nor anyone on its behalf consulted with Malone & Bailey, PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Malone & Bailey, PC provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's former accountant.

The Company has requested Malone & Bailey, PC review the disclosure in this report on Form 8-K and provided Malone & Bailey, PC the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Malone & Bailey, PC does not agree with the statements made by the Company in this report. Malone & Bailey, PC has advised the Company that no such letter need be issued.

Dated:  August  18,  2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SIGNED on this the 18th day of August, 2005.

                                        Golden Chief Resources, Inc.


                                        By:    /s/ M. H. McIlvain
                                               ---------------------------------
                                                   M. H. McIlvain, President